                                                                 Exhibit 10.29

                                  I-MANY, INC.

                         2001 EMPLOYEE STOCK OPTION PLAN

1.     Purpose

       The purpose of this 2001 Employee Stock Option Plan (the "Plan") of I-many, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.     ELIGIBILITY

       All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options (an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant." Notwithstanding the foregoing, the number of options which may be granted to officers and directors of the Company under the Plan may not exceed 25,000 shares in the aggregate.

3.     ADMINISTRATION, DELEGATION

       (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

       (b) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4. STOCK AVAILABLE FOR AWARDS. Subject to adjustment under Section 6, Awards may be made under the Plan for up to 1,000,000 shares of common stock, $0.0001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.     STOCK OPTIONS

       (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. All Options shall be deemed to be non-statutory options and shall not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

       (b) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

       (c) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years.

       (d) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.

       (e) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (1) in cash or by check, payable to the order of the Company;

            (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

            (3) to the extent permitted by the Board, in its sole discretion by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

            (4) by any combination of the above permitted forms of payment.

6.     ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

       (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iii) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 6(a) applies and Section 6(c) also applies to any event, Section 6(c) shall apply to such event, and this Section 6(a) shall not apply.

       (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall, upon written notice to the Participants, provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

       (c) REORGANIZATION EVENTS.

            (1) DEFINITION. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

            (2) CONSEQUENCES OF A REORGANIZATION EVENT ON OPTIONS. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

       Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

7.     GENERAL PROVISIONS APPLICABLE TO AWARDS

       (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

       (b) DOCUMENTATION. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

       (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

       (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator or guardian or the person designated to receive amounts due to the Participant or to exercise the rights of the Participant in the event of the

Participant's death (or, in the absence of such a designation, the Participant's estate) (the "Designated Beneficiary") may exercise rights under the Award.

       (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

       (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, and changing the date of exercise or realization, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

       (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

       (h) ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part.


8.     MISCELLANEOUS

       (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

       (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.


       (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

       (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

       (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

       (f) SCHEDULES APPLICABLE TO ELIGIBLE UK EMPLOYEES. Attached hereto are Schedules to the Plan relating to the grant of Options to Eligible UK Employees. Such Schedules shall constitute a part of this Plan.

                                    SCHEDULE

     (APPROVED BY THE INLAND REVENUE ON [ ] 2001 UNDER REFERENCE X21907)

                                       TO

                                THE I-MANY, INC.
                       2001 EMPLOYEE STOCK INCENTIVE PLAN


(A) This Schedule shall form part of the rules of the I-many, Inc. 2001 Employee Stock Option Plan ("Plan").

(B) In this Schedule the words and expressions defined herein shall have the same meaning when used in this Schedule and the provisions of the Plan shall apply to the provisions of this Schedule except where expressly varied herein.

(C) For the purposes of this Schedule, the following terms shall have the following meanings:-

       "APPROPRIATE PERIOD"        the meaning given by Paragraph 15(2)
                                   of Schedule 9 to ICTA 1988;

       "ASSOCIATED COMPANY"        an associated company of the Company
                                   within the meaning that expression bears in
                                   Section 187(2) of ICTA 1988;

       "CLOSE COMPANY"             a close company as defined in
                                   Section 414(1) ICTA 1988 as varied by
                                   paragraph 8 of Schedule 9 to ICTA 1988;

       "CONTROL"                   the meaning given by Section 840 ICTA 1988;

       "DATE OF GRANT"             the date on which an Option is, was
                                   or is to be granted under the Plan;

       "ELIGIBLE UK EMPLOYEE"      any individual who:

                                   (1)    at the Date of Grant is a director
                                          (who is required to work at least 25
                                          hours a week exclusive of meal breaks)
                                          or an employee of a Participating
                                          Company; and

                                   (2)    has not at the Date of Grant, and has
                                          not had within the preceding 12
                                          months, a Material

                                          Interest in a Close Company which is:

                                          (i)    the Company; or

                                          (ii)   a company which has Control of
                                                 the Company or is a Member of a
                                                 Consortium which owns the
                                                 Company;

       "EXERCISE PRICE"            the price per Share, as determined by
                                   the Board, at which an Eligible UK Employee may acquire Shares upon the exercise of an Option being not less than:-

                                   (1)    the Market Value of a Share:-

                                          (i)    subject to (ii) below, on the
                                                 day immediately preceding the
                                                 Date of Grant; or

                                          (ii)   if the Board so determines, at
                                                 such earlier time or times as
                                                 the Board may determine (with
                                                 previous agreement in writing
                                                 of the Inland Revenue); and

                                   (2)    if the Shares are to be subscribed,
                                          their nominal value;

                                   but subject to any adjustment pursuant to
                                   Section 6(a) as amended by this Schedule;

       "ICTA 1988"                 the Income and Corporation Taxes Act 1988;

       "INDIVIDUAL APPROVED        the limit specified from time to time in
       OPTION LIMIT"               paragraph 28 of Schedule 9 to ICTA 1988;

       "LONDON STOCK EXCHANGE"     the London Stock Exchange plc or any
                                   successor company or body carrying on
                                   the business of the London Stock Exchange plc;

       "MARKET VALUE"              in relation to a Share on any day:-

                                   (1)    if and so long as the Shares are
                                          listed on the London Stock Exchange or
                                          the New York Stock Exchange, its
                                          middle market quotation; or

                                   (2)    subject to (1) above, its market
                                          value, determined in accordance with
                                          Part VIII of the Taxation of
                                          Chargeable Gains Act 1992 and agreed
                                          in advance with the Shares Valuation
                                          Division of the Inland Revenue;

       "MATERIAL INTEREST"        the meaning given by Section 187(3) ICTA 1988;

       "MEMBER OF A CONSORTIUM"   the meaning given in Section 187(7) ICTA 1988;


       "OPTION TERM"              the period from the first anniversary
                                  of the Date of Grant until the day prior to tenth anniversary of the Date of Grant, or such other period as the Board shall determine in relation to an Option, expiring no later than the day prior to the tenth anniversary of the Date of Grant;

       "ORIGINAL MARKET VALUE"    in relation to any Share to be
                                  taken into account for the purposes of the limit in Section 5(a)(2) as amended by this Schedule, its Market Value as determined for the purposes of the relevant grant of options;

       "PARTICIPATING COMPANY"    (1)     the Company; and

                                  (2)     any other company which is under the
                                          Control of the Company or is a
                                          Subsidiary of the Company;

       "SHARE" an ordinary share in the capital of the Company which complies with the conditions of paragraphs 10-14 of Schedule 9 to ICTA 1988;

       "SUBSIDIARY"               the meaning given by Sections 736 and 736A of
                                  the Companies Act 1985;

       "UK PARTICIPANT"           a director or employee, or former
                                  director or employee, to whom an Option under this Schedule has been granted or (where the context so admits or requires) the personal representatives of any such person.

(D) For the purposes of this Schedule the following Sections in the Plan shall be amended, modified or deleted as follows:-

       1.      Section 2 shall not apply to this Schedule.

       2. Section 5(a) of the Plan shall not apply to this Schedule and shall be replaced by the following:

               "(1) Subject to this Section 5, the Board may grant options to any Eligible UK Employee to purchase Shares (each, an "Option") and determine the number of Shares to be covered by each Option at the Date of Grant and the Exercise Price of each option. The Board may grant an Option subject to such objective condition or conditions as it in its discretion thinks fit which must (save as otherwise provided in the Plan) be fulfilled before the Option (other than a New Option under Section 6(c)) may be exercised. Any such condition must be stated in writing at the Date of Grant. No such condition may subsequently be varied or waived unless events happen which cause the Board to determine that any such condition shall have ceased to be appropriate whereupon the Board may vary or waive such condition so that any new condition imposed or any variation is in its opinion fair and reasonable and is no more difficult to satisfy than the previous condition.

               (2) Any Option granted to an Eligible UK Employee shall be limited to take effect so that immediately following such grant the aggregate Original Market Value of all Shares over which he has been granted option rights under this Schedule or any other share option plan approved under ICTA 1988 (other than an approved savings-related share option scheme) adopted by the Company or an Associated Company, shall not exceed or further exceed the Individual Approved Option Limit."

       3.      Section 5(b) shall not apply to this Schedule.

       4. Section 5(d) shall not apply to this Schedule and shall be replaced by the following:

               "EXERCISE OF OPTION.

               (1) GENERAL. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.

               (2) MATERIAL INTEREST. An Option may not be exercised by a UK Participant if he has, or has had at any time within the 12 month period preceding the date of exercise, a Material Interest in the issued ordinary share capital of a Close Company which is the Company or a company which has Control of the Company or is a Member of a Consortium which owns the Company."

       5. Section 5(e)(3) shall not apply to this Schedule and shall be replaced by the following:

               "to the extent permitted by the Board, in its sole discretion by payment of such other lawful consideration as the Board may determine; or"

       6. Section 6(a) shall not apply to this Schedule and shall be replaced by the following:

               "The number of Shares over which an Option is granted and the Option Price thereof may be adjusted in such manner as the Board shall determine following any capitalisation issue (other than a scrip dividend), rights issue, subdivision, consolidation, reduction or other variation of share capital of the Company to the intent that (as nearly as may be without involving fractions of a Share or an Exercise Price calculated to more than two places of decimals) the total Exercise Price payable in respect of an Option shall remain unchanged, provided that no adjustments made pursuant to this Rule shall be made without the prior approval of the Inland Revenue."

       7. Section 6(c)(2) of the Plan shall not apply to this Schedule and shall be replaced by the following:

               "(a) If as a result of a Reorganization Event which falls within paragraph 15(1) of Schedule 9 to ICTA 1988, a company (the "Acquiring Company") obtains Control of the Company any UK Participant may at any time within the Appropriate Period, by agreement with the Acquiring Company, release any Option which has not lapsed (the "Old Option") in consideration of the grant to him of an Option (the "New Option") which (for the purposes of paragraph 15 of Schedule 9 to ICTA 1988) is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company failing which paragraph 10(b) or (c) of Schedule 9 to ICTA 1988).

               (b) The New Option shall not be regarded for the purposes of paragraph 6(c)(2) as equivalent to the Old Option unless the conditions set out in paragraph 15(3) of Schedule 9 to ICTA 1988 are satisfied, but so that the provisions of the Scheme shall for this purpose be construed as if:-

                      (A) the New Option were an option granted under the Plan at the same time as the Old Option;

                      (B) except for the purposes of the definitions of "Participating Company" and "Subsidiary", the reference to "I-many, Inc." in the definition of the Company in Section 1 of the Plan were a reference to the different company mentioned in paragraph 6(c)(2)(a).

               (c) Notwithstanding paragraphs 6(c)(2)(a) and (b) above, if the Acquiring Company does not agree to the operation of those provisions then the Board shall, upon written notice to the UK Participants, provide that all the then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of the Reorganization Event, except to the extent exercised prior to the consummation of such Reorganization Event."

       8. Section 7(a) shall not apply to this Schedule and shall be replaced by the following:

               "No Option granted to a UK Participant under the Plan shall be capable of being transferred by him or his personal representatives or of being mortgaged, pledged or encumbered in any way whatsoever. In the event of any breach or purported breach of this provision the Option shall lapse immediately. This Section shall not prevent the personal representatives of a deceased UK Participant from exercising the Option in accordance with the Plan."

       9. Section 7(d) of the Plan shall not apply to this Schedule and shall be replaced by the following:

               "The Board shall determine the effect on Options of the disability, death, retirement, authorised leave of absence or other change in the employment or other status of a UK Participant and the extent to which, and the period during which, the UK Participant or the UK Participant's personal representatives may exercise Options PROVIDED THAT an Option shall not be capable of exercise by a UK Participant's personal representatives for a period greater than 12 months after the date of death."


       10.     Section 7(f) of the Plan shall not apply to this Schedule.

       11. Section 7(g) of the Plan shall not apply to this Schedule and shall be replaced as follows:

               "The Company will not be obligated to deliver any Shares pursuant to the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the UK Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations. Shares shall be allotted and issued pursuant to this Schedule within 30 days of the date of exercise and a definitive share certificate issued to the optionholder in respect thereof. Save for any rights determined by reference to a date preceding the date of allotment, such Shares shall rank pari passu with the other shares of the same class in issue at the date of allotment."

       12.     Section 7(h) of the Plan shall not apply to this Schedule.

       13. Section 8(d) of the Plan shall not apply to this Schedule and shall be replaced by the following:

               "The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that any amendment to this Schedule shall not have any effect unless it has been first approved by the Inland Revenue."

       14. Section 9(e) shall not apply to this Schedule and shall be replaced by the following:

               "The provisions of this Schedule and all Options granted under this Schedule shall be governed by and interpreted in accordance with the laws of England."

                                    SCHEDULE

                                       TO

                                THE I-MANY, INC.
                       2001 EMPLOYEE STOCK INCENTIVE PLAN
                      (UNAPPROVED OPTIONS FOR UK EMPLOYEES)


(A) This Schedule shall form part of the rules of the I-many, Inc. 2001 Employee Stock Option Plan ("Plan").

(B) In this Schedule the words and expressions defined herein shall have the same meaning when used in this Schedule and the provisions of the Plan shall apply to the provisions of this Schedule except where expressly varied herein.

(C) For the purposes of this Schedule, the following terms shall have the following meanings:-

       "DATE OF GRANT"          the date on which an option over Common Stock
                                is, was or is to be granted under the Plan to a UK Unapproved Option Participant;

       "EMPLOYER'S NICS"        secondary Class 1 national insurance
                                contributions payable in respect of a gain that is treated as remuneration derived from the UK
                                Unapproved Option Participant's employment by virtue of section 4(4)(a) of the Social Security
                                Contributions and Benefits Act 1982;

       "RELEVANT COMPANY"       any company participating in the Plan which in
                                relation to a UK Unapproved Option Participant is the company by which he is employed;

       "UK UNAPPROVED OPTION    a director or employee, or former director or
        PARTICIPANT"            employee, to whom an Option under this Schedule
                                has been granted.

(D) For the purposes of this Schedule the following Sections in the Plan shall be amended, modified or deleted as follows:-

       1. Section 5 shall for the purposes of this Schedule be modified by the addition of the following Section 5(aa):

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


              "GRANT TO UK UNAPPROVED OPTION PARTICIPANTS. An option to purchase Common Stock may be granted subject, if the Board so determines, to the requirement that the UK Unapproved Option Participant within 28 days of the Date of Grant, shall either (at the Board's discretion):

              (1) have completed and executed an irrevocable agreement (in such form as determined by the Board) under which the UK Unapproved Option Participant allows the Relevant Company to recover from him in the manner set out in Section 7(e) as amended by this Schedule, the whole or any part of its liability for Employer's NICs ("Indemnity"); or

              (2) have entered into a joint election ("Joint Election") with the Relevant Company (in such form as determined by the Board) or agreed with the Company (in such form as determined by the Board) to enter into such Joint Election for the whole or part of any liability for Employer's NICs to be transferred to the UK Unapproved Option Participant PROVIDED THAT the form of such election and the arrangements made in that Joint Election for securing that the liability transferred by the election will be met and have been approved, prior to the time the election is entered into, by the Inland Revenue."

       2. Section 5 shall for the purposes of this Schedule be modified by the addition of the following Section 5(dd):

              "An Option granted to a UK Unapproved Option Participant shall not be capable of exercise unless and until the Company has received from that UK Unapproved Option Participant either an Indemnity or a Joint Election validly executed by that UK Unapproved Option Participant."

       3. Section 7 shall for the purposes of this Schedule be modified by the addition of the following Section 7(i):

              "An option over Common Stock granted to a UK Unapproved Option Participant shall lapse:

              (1) if prior to the expiry of the period specified in Section 5(aa) the UK Unapproved Option Participant has not, where required to do so by the Board, satisfied any of the conditions set out in Section 5(aa); and

              (2) if the UK Unapproved Option Participant has failed validly to execute and return to the Company a Joint Election within 21 days of being sent a Joint Election."

       4. Section 7(e) of the Plan shall for the purposes of this Schedule be deleted and replaced by the following:

              "Each UK Unapproved Option Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, all taxes, duties and/or social security contributions and other amounts (including any amounts which a UK Unapproved Option Participant has lawfully agreed or elected to bear) which the Company, Relevant Company or any other person would be required to account for to the Inland Revenue or any other taxation authority (whether UK or otherwise) for or in respect of a UK Unapproved Option Participant resulting from the grant, holding or exercise of an Option (together "Withholding Liability"). Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, UK Unapproved Option Participants may, to the extent then permitted under applicable law, satisfy such Withholding Liability in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the Withholding Liability, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such Withholding Liability from any payment of any kind otherwise due to a UK Unapproved Option Participant."

       5. Section 9(e) shall not apply to this Schedule and shall be replaced by the following:

              "The provisions of this Schedule and all Options granted under this Schedule shall be governed by and interpreted in accordance with the laws of England."



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